UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2018

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-20-7347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

nVent Electric plc is filing this Amendment No. 1 to its Current Report on Form 8-K, dated April 9, 2018, to revise the expected time of the distribution of its shares on April 30, 2018 as described below.

ITEM 8.01 Other Events.

nVent Electric plc (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form 10, initially filed on October 30, 2017 (as amended, the “Registration Statement”), relating to the distribution of its ordinary shares in connection with the separation of the Electrical business of Pentair plc (“Pentair”) through a spin-off of the Company. On April 9, 2018, the Registration Statement was declared effective by the SEC, resulting in the Company becoming subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. The Registration Statement includes a preliminary Information Statement that describes the distribution and provides information regarding the business and management of the Company.

The final Information Statement, dated April 9, 2018 (the “Information Statement”), is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

As further described in the Information Statement, the Company expects to distribute one of its ordinary shares for each Pentair ordinary share held at the close of business on April 17, 2018, the record date for the distribution. Subject to the satisfaction or waiver of the conditions to the distribution, which are described in the Information Statement, the distribution is expected to occur at 4:59 p.m., Eastern Time, on April 30, 2018. The Company’s ordinary shares are expected to begin trading on the New York Stock Exchange on May 1, 2018, under the symbol “NVT.” Pentair made the Information Statement publicly available on April 9, 2018, and expects to begin mailing to Pentair shareholders an Important Notice Regarding the Availability of Materials as soon as reasonably practicable.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The exhibit listed in the accompanying Exhibit Index is being filed herewith.

Exhibit Index

Exhibit Number	Description

99.1	Information Statement of nVent Electric plc, dated April 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 11, 2018.

NVENT ELECTRIC PLC
Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Director and Secretary